UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2026

VERSIGENT PLC

(Exact Name of Registrant as Specified in its Charter)

Jersey	001-42957	98-1868085
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Spitalstrasse 5, 8200 Schaffhausen, Switzerland

(Address of principal executive office)

+41 52 580 96 00

(Registrant’s telephone number, including area code)

Versigent Limited

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.01 per share	VGNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 1, 2026 (the “Distribution Date”), Aptiv PLC (“Aptiv”) completed the previously announced distribution of all of the ordinary shares of Versigent Limited (“Versigent,” the “Company,” “we,” “us,” or “our”) to holders of Aptiv’s ordinary shares on a pro rata basis (the “Spin-Off”). Each holder of record of Aptiv ordinary shares received one of our ordinary shares for every three Aptiv ordinary shares held on March 17, 2026 (the “Record Date”).

Prior to the Distribution Date, in connection with the Spin-Off, the Company entered into several agreements with Aptiv that set forth the principal actions taken or to be taken in connection with the Spin-Off and that govern the relationship between us and Aptiv following the Spin-Off, including the following agreements (collectively, the “Spin Agreements”):

•	a Separation and Distribution Agreement;

•	a Transition Services Agreement;

•	a Tax Matters Agreement; and

•	an Employee Matters Agreement.

A summary of certain material terms of each of the Spin Agreements can be found in the section entitled “Certain Relationships and Related Person Transactions—Agreements with Aptiv” in the Information Statement attached as Exhibit 99.1 to Versigent’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 12, 2026 (the “Information Statement”), and is incorporated herein by reference. The summary is qualified in its entirety by reference to the Separation and Distribution Agreement, the Transition Services Agreement, the Tax Matters Agreement and the Employee Matters Agreement, which are filed as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On the Distribution Date, Aptiv completed the Spin-Off. The description of the Spin-Off and Distribution included in Item 1.01 is incorporated herein by reference into this Item 2.01. In connection with and prior to the Spin-Off and Distribution, Aptiv transferred its Electrical Distribution Systems segment to the Company. The Company’s combined audited financial statements included in the Information Statement are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously announced, on November 26, 2025, the Company and its wholly-owned subsidiaries Cyprium Corporation (“Cyprium U.S.”) and Cyprium Holdings Luxembourg S.À.R.L. (“Cyprium Luxembourg”), entered into a credit agreement (the “Initial Credit Agreement”), which was subsequently amended on March 25, 2026, pursuant to an amendment (the “Amendment” the Initial Credit Agreement, as amended by the Amendment, the “Credit Agreement”) with the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) and domestic collateral agent (the “Domestic Collateral Agent”) and Wilmington Trust, National Association, as foreign collateral agent (the “Foreign Collateral Agent”), with respect to $1.35 billion in senior secured credit facilities. The Credit Agreement consists of a senior secured five-year $500 million term loan facility (the “Term Loan A Facility”) and a five-year $850 million senior secured revolving credit facility (the “Revolving Credit Facility”) (collectively, the “Credit Facilities”). In connection with the completion of the Spin-Off, the Term Loan A Facility was fully drawn on March 27, 2026.

The foregoing description is qualified in its entirety by reference to the Credit Agreement, attached as Exhibit 10.4 to the Company’s Registration Statement on Form 10, initially filed with the SEC on November 14, 2025, as amended, and declared effective on March 12, 2026.

As previously announced, on March 18, 2026, Cyprium U.S. and Cyprium Luxembourg (the “Co-Issuers”) issued $800 million aggregate principal amount of 6.125% senior unsecured notes due 2031 (the “2031 Notes”) and $800 million aggregate principal amount of 6.375% senior unsecured notes due 2034 (the “2034 Notes” and, together with the 2031 Notes, the “Senior Notes”), pursuant to an Indenture, dated March 18, 2026 (the “Indenture”), between the Co-Issuers and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). Interest on the Senior Notes is payable semi-annually on April 15 and October 15 of each year. The proceeds received from the Senior Notes offering were deposited into escrow. In connection with the completion of the Spin-Off, on March 30, 2026, certain of the Company’s subsidiaries that guarantee the Credit Facilities (the “Guarantors”) and the Trustee entered into a supplemental indenture (the “Supplemental Indenture”), which amended and supplemented the Indenture to add the Guarantors as guarantors of the Senior Notes, and the proceeds were released from escrow. The Co-Issuers used proceeds of the offering, together with proceeds from borrowings under the Credit Facilities, to pay a dividend to Aptiv in connection with the Spin-Off.

The foregoing description is qualified in its entirety by reference to the Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and the Supplemental Indenture, which is filed as Exhibit 4.2 to this Current Report on Form 8-K, and are each incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On March 26, 2026, in connection with the Spin-Off, the Company issued 70,892,660 ordinary shares to Aptiv in consideration for the transfer of certain entities that are part of Aptiv’s Electrical Distribution Systems segment. After this issuance, Aptiv held 70,893,660 ordinary shares of the Company. The ordinary shares issued to Aptiv were issued in reliance upon an exemption from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving any public offering. The offering was not a “public offering” because only one person was involved in the transaction, neither the Company nor Aptiv has engaged in general solicitation or advertising with regard to the issuance and sale of the ordinary shares, and neither the Company nor Aptiv has offered securities to the public in connection with such issuance and sale of the ordinary shares.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated into this Item 3.03 by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 5.01 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

On April 1, 2026, effective upon the Spin-Off, Katherine H. Ramundo and Timothy C. Seitz (collectively, the “Resigning Directors”) resigned from the Board of Directors (the “Board”) of the Company. The Resigning Directors’ resignation from the Board was not due to any disagreement with the Company relating to the operations, practices or policies of the Company.

Appointment of Directors

On March 30, 2026, the Board appointed each of Mr. Joseph T. Liotine, Ms. Amy Alving, Mr. Brad Cerepak, Mr. Armando Tamez, Mr. Eric Kueppers and Mr. Kevin Clark as a director of the Board, increasing the size of the Board from three to seven directors, in each case effective immediately prior to the Spin-Off. Mr. Paul Meister, who had been elected to the Board effective March 27, 2026, will continue to serve as a director of the Company following the Spin-Off and on March 30, 2026, was appointed as non-executive Chair of the Board, effective immediately prior to the Spin-Off.

Also, effective immediately prior to the Spin-Off, the persons set forth below assumed positions as members of the Audit Committee of the Board, the Compensation and Human Resources Committee of the Board, and the Nominating and Governance Committee of the Board, in each case as mentioned next to such person’s name.

Name	Age	Committee Appointment
Paul Meister	73	Nominating and Governance Committee (Chair) and Compensation and Human Resources Committee
Amy Alving	63	Nominating and Governance Committee and Compensation and Human Resources Committee (Chair)
Brad Cerepak	67	Audit Committee (Chair)
Armando Tamez	70	Nominating and Governance Committee and Audit Committee
Eric Kueppers	62	Audit Committee and Compensation and Human Resources Committee

The Information Statement under the sections entitled “Management” contains the ages and biographical information about the directors of the Company. Such information is incorporated herein by reference. There are no arrangements or understandings between any of the directors named above and any other person pursuant to which such director was appointed to the Board. There are no other relationships between the directors named above and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K.

The Board has determined that (i) each of Mr. Meister, Ms. Alving, Mr. Cerepak, Mr. Tamez and Mr. Kueppers qualifies as an independent director under the director independence standards set forth in the rules and regulations of the SEC and the applicable listing standards of the New York Stock Exchange (“NYSE”), (ii) each of Mr. Cerepak, Mr. Kueppers and Mr. Tamez is financially literate and each of Mr. Cerepak, Mr. Kueppers and Mr. Tamez qualifies as an “audit committee financial expert” under the rules and regulations of the SEC and the applicable listing standards of the NYSE as well as the heightened independence standards for Audit Committee members set forth in the rules and regulations of the SEC and applicable listing standards of the NYSE, and (iii) each of Ms. Alving, Mr. Kueppers and Mr. Meister satisfy the heightened independence standards for Compensation Committee members set forth in the rules and regulations of the SEC and the applicable listing standards of the NYSE.

Non-Employee Director Compensation

Each of the non-employee directors will participate in the Company’s director compensation program, pursuant to which each such director is expected to receive annual compensation in the amount of $300,000 for his or her services as a non-employee director, which will be paid 60% in time-based restricted stock units (“RSUs”) and the remainder in cash. Mr. Meister will be entitled to receive an additional annual cash retainer of $185,000 for his service as non-executive Chair of the Board. Chairs of the following committees will be entitled to the following applicable additional annual cash retainers: (a) Audit Committee Chair: $30,000; (b) Compensation and Human Resources Committee Chair: $25,000; and (c) Nominating and Governance Committee Chair: $20,000. Each non-employee director may elect, on an annual basis, to receive 80% or 100% of his or her annual compensation in RSUs, with the remainder to be paid in cash. Cash amounts will be payable quarterly in arrears and will be prorated for partial years of service. RSU grants will be made on the day of the Company’s annual shareholder meeting and will generally vest on the day before the next annual meeting (other than during the calendar year in which the Spin-Off occurs, in which case, RSU grants will be made following the Spin-Off). Each non-employee director will be required to hold $600,000 in the Company’s ordinary shares and has up to five years from his date of appointment to fulfill this holding requirement.

Appointment of Officers

On April 1, 2026, effective as of the Spin-Off, the Board appointed the following individuals to the offices of the Company indicated opposite their names:

Name	Age	Position(s)
Joseph T. Liotine	53	Chief Executive Officer
Douglas R. Ostermann	58	Chief Financial Officer
Sharon Vinci	57	Chief People Officer
Janis N. Acosta	56	Chief Legal Officer and Secretary
Jason A. Celian	49	Chief Accounting Officer

The Information Statement under the sections entitled “Management” contains the biographical information about the newly appointed officers other than Mr. Celian, which is incorporated herein by reference.

Jason A. Celian, 49, has been appointed as our Chief Accounting Officer effective as of the Distribution Date. Prior to the Spin-Off, Mr. Celian served as Aptiv’s Controller, Electrical Distribution Systems, a position he has held since January 2025. Prior to that, from January 2017, Mr. Celian served as Controller, Signal and Power Solutions and from 2014, Controller, Electronics and Safety. In these roles, he was responsible for all accounting and internal control activities for the relative business segment. Prior to joining Aptiv in 2014, Mr. Celian spent 14 years at the international public accounting firm of Ernst & Young, including four years in the firm’s Capital Markets Group in London, England. Mr. Celian is a Certified Public Accountant and holds a Bachelor of Science in Business Administration from the University of Dayton.

None of the appointees have family relationships with any member of the Board or any executive officer of the Company and none is a party to any transactions that would be disclosed under Item 404(a) of Regulation S-K. There are no arrangements or understandings between any of the appointees or any other person and the Company pursuant to which the appointees were appointed to serve in his or her respective role.

On the Distribution Date, the Versigent executive compensation programs, policies, and practices in place for its executive officers are similar to those of Aptiv. Information regarding these compensation arrangements, which are applicable to the newly appointed officers, is described under the heading “Executive and Director Compensation” in the Information Statement, and such information and descriptions are incorporated by reference herein.

The newly appointed officers are each party to an offer letter containing compensation arrangements that become effective as of the Distribution Date, and more specifically, as follows:

	Annual Base Salary	Annual Incentive Target Award	Long-Term Incentive Plan Target Annual Award	Target Total Direct Compensation
Joseph T. Liotine	$950,000	$1,425,000	$9,000,000	$11,375,000
Douglas R. Ostermann	$850,000	$850,000	$3,500,000	$5,200,000
Sharon Vinci	$515,000	$515,000	$1,500,000	$2,530,000
Janis N. Acosta	$600,000	$600,000	$1,500,000	$2,700,000

After the Spin-Off, the executive compensation programs, policies, and practices for our executive officers will be subject to the review and approval of the Compensation and Human Resources Committee described above.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon the effectiveness of the Spin-Off, the Company converted from a limited company to a public limited company under the laws of Jersey and changed its name from “Versigent Limited” to “Versigent PLC.” The Company’s Memorandum and Articles of Association became effective in connection with the Spin-Off and were approved, on March 26, 2026, by Aptiv, in its capacity as the sole member of the Company.

A summary of the material provisions of the Memorandum and Articles of Association can be found in the section entitled “Description of Share Capital” in the Information Statement. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Memorandum and Articles of Association, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On April 1, 2026, the Company issued a press release announcing the completion of the Spin-Off. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 8.01.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated as of March 30, 2026, by and between Aptiv PLC and Versigent PLC.†+

3.1	Memorandum and Articles of Association.

4.1	Indenture, dated March 18, 2026 between Cyprium Corporation, Cyprium Holdings Luxembourg S.À.R.L. and U.S. Bank Trust Company, National Association, as trustee.†

4.2	Supplemental Indenture, dated March 30, 2026 between Cyprium Corporation, Cyprium Holdings Luxembourg S.À.R.L., the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee.

10.1	Transition Services Agreement, dated as of March 30, 2026, by and between Aptiv PLC and Versigent PLC.†+

10.2	Tax Matters Agreement, dated as of March 30, 2026, by and between Aptiv PLC and Versigent PLC.†+

10.3	Employee Matters Agreement, dated as of March 30, 2026, by and between Aptiv PLC and Versigent PLC.+

10.4	First Amendment to Credit Agreement, dated as of March 25, 2026, by and among Versigent PLC, Cyprium Swiss Holdings Limited, Cyprium US Holdings, LLC, Cyprium US Services General Partnership, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.†+

99.1	Press Release, dated April 1, 2026, issued by Versigent PLC.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

†

Certain portions of this exhibit have been redacted pursuant to Item 601(b)(2)(ii) and Item 601(b)(10)(iv) of Regulation S-K, as applicable. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the Commission upon its request.

+

The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2026

VERSIGENT PLC

By:	/s/ Janis N. Acosta
Name: Janis N. Acosta
Title: Chief Legal Officer and Secretary